UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a party other than the registrant ☑
Check the appropriate box:
☐ Preliminary Proxy Statement.
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement.
☑ Definitive Additional Materials.
☐ Soliciting Material Under Rule 14a-12.
USA TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)
SHAREHOLDER ADVOCATES FOR VALUE ENHANCEMENT
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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The following press release was released on December 3, 2009:
NOT FOR IMMEDIATE RELEASE
Leading Independent Proxy Advisory Firm Glass Lewis Recommends
USA Technologies Shareholders Vote BLUE Proxy Card “FOR”
All of Independent Shareholder Group SAVE’s Board Director Nominees
New York—December 3, 2009—Shareholder Advocates for Value Enhancement (SAVE), a group of shareholders of USA Technologies, Inc. (Nasdaq: USAT) unaffiliated with the Company, is pleased to announce that Glass Lewis & Co., a leading independent proxy advisory firm, has recommended that USA Technologies’ shareholders vote the BLUE proxy card “FOR” each of SAVE’s highly qualified and independent Board director nominees.
     In its December 2, 2009 report recommending the election of each of SAVE’s Board director nominees, Glass Lewis stated*:
•	“[W]e believe that the board’s recent amendments to the Company’s bylaws call into question whether the board is truly acting in shareholders’ best interest.”

•	“Based on these actions by the board, together with the Company’s severe underperformance in recent years, we believe that a change to the current board could prove beneficial for shareholders.”

•	“In our view, the presence of these nominees may prove beneficial for the Board and provide a much-needed impetus to effect change.”
     Bradley M. Tirpak, one of SAVE’s committee members and one of its Board director nominees, said: “We appreciate the support of Glass Lewis and are gratified that an independent proxy advisory firm has endorsed our efforts to align management interests with those of the common shareholders.”
     SAVE urges stockholders to follow the Glass Lewis recommendations by signing, dating and returning the BLUE proxy card today. For additional information on how to vote their shares, shareholders are invited to call Morrow & Co. at 800-662-5200.

TIME IS SHORT AND YOUR VOTE IS IMPORTANT
     To ensure that your vote is represented at the meeting, we urge you to vote TODAY by Internet or telephone by following the simple instructions on your blue proxy card. If you have questions about how to vote your shares, or need additional assistance, please contact:
Morrow & Co., LLC
Toll Free: 800-662-5200
Banks and Brokerage Firms Call Collect: 203-658-9400
ADDITIONAL INFORMATION
On November 30, 2009, Shareholder Advocates for Value Enhancement (SAVE) filed a definitive proxy statement on Schedule 14A for the election of its slate of director nominees at the annual meeting of Stockholders of USA Technologies, Inc. scheduled to be held on December 15, 2009 (the “Annual Meeting”), which definitive proxy statement is being disseminated to shareholders. SHAREHOLDERS OF USA TECHNOLOGIES, INC. ARE URGED TO READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION.
The Proxy Statement and all other soliciting materials filed by SAVE will be available at: http://WWW.SAVEUSAT.COM.
Shareholder Advocates for Value Enhancement (SAVE) is an independent group of investors in USA Technologies. Inc. (“USAT”), whose members, Bradley M. Tirpak and Craig W. Thomas, are committed to enhancing long-term value for USAT shareholders by advocating for improved corporate governance, efficient operations and compensation changes. http://WWW.SAVEUSAT.COM.

*	Permission to use quotations was neither sought nor obtained.

Investors:	Media:
Morrow & Co., LLC	Ketchum
Michael Verrechia	Judy Brennan
203-658-9400	Judith.Brennan@Ketchum.co
312-228-6884
Drew Ferguson
Drew.Ferguson@Ketchum.com
312-228-6872

The following information was posted on the website www.saveusat.com under the link “How To Vote” on December 3, 2009:
Beneficial Holders
I am a beneficial owner. (I hold my USAT shares through a bank or broker)
1)	You will be receiving our proxy material in the mail beginning around December 3rd. Included in our proxy material will be a BLUE voting instruction form that will be lightly shaded in blue.

2)	You can vote, sign and date this form and return it in the postage paid envelope provided. However, since time is short before the December 15th annual meeting we encourage you to vote electronically or by telephone. See instruction #3.

3)	Your BLUE voting instruction form will include a unique 12 digit control number. You can use this control number to vote on www.proxyvote.com. Follow the link below. You may also call 1-800-454-8683 to vote by telephone. Once again you will be need your 12 digit control number to vote.
Even if you have already voted on management’s form, a later dater BLUE voting instruction form or electronic vote will revoke your previously cast proxy.
Voting to withhold on management’s nominees on their white instruction form is not the same as voting for our nominees on the BLUE voting instruction form.
     BENEFICIAL HOLDERS CLICK HERE TO VOTE
Registered Holders
I am a registered holder. (I have a stock certificate)
1)	You will be receiving our proxy material in the mail beginning around December 3rd. Included in our proxy material will be a BLUE PROXY CARD.

2)	You can vote, sign and date this form and return it in the postage paid envelope provided. However, since time is short before the December 15th annual meeting you may also fax your vote to (203) 658-9444, attn: SAVE USAT. PLEASE FAX THE ENTIRE PROXY CARD.
Even if you have already voted on management’s white proxy card, a later dated BLUE PROXY CARD will revoke your previously cast proxy.
Voting to withhold on management’s nominees on their white proxy card is not the same as voting for our nominees in proposal 2 on the BLUE PROXY CARD.
If you have any questions or need assistance voting your share, please call Morrow & Co., LLC at (203) 658-9400 (call collect) or 1-800-662-5200.

Shareholders with questions about the solicitation are invited to call Morrow & Co. at 800-662-5200.
ADDITIONAL INFORMATION
On November 30, 2009, Shareholder Advocates for Value Enhancement (SAVE) filed a definitive proxy statement on Schedule 14A for the election of its slate of director nominees at the annual meeting of Stockholders of USA Technologies, Inc. scheduled to be held on December 15, 2009 (the “Annual Meeting”), which definitive proxy statement is being disseminated to shareholders. SHAREHOLDERS OF USA TECHNOLOGIES, INC. ARE URGED TO READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION.
The Proxy Statement and all other soliciting materials filed by SAVE will be available at: http://WWW.SAVEUSAT.COM.
Shareholder Advocates for Value Enhancement (SAVE) is an independent group of investors in USA Technologies. Inc. (“USAT”), whose members, Bradley M. Tirpak and Craig W. Thomas, are committed to enhancing long-term value for USAT shareholders by advocating for improved corporate governance, efficient operations and compensation changes. http://WWW.SAVEUSAT.COM.